Deferred Tax Assets and (Liabilities)	12 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Deferred Tax Assets and (Liabilities)	Deferred Tax Assets and (Liabilities)
Deferred taxes arising from temporary differences and unused tax losses are summarised as follows:

Deferred tax 2025	At 1 July 2024 £’000 (Restated)(1)	Exchange Adjustments £’000	Credit / (Charge) to Profit and Loss £’000	Acquisition £’000	Charge to Equity £’000	At 30 June 2025 £’000
Accelerated capital allowances	£(219)	£—	£192	£—	£—	£(27)
Tax losses	19,209	(1,026)	5,541	—	—	23,724
Share-based compensation	2,044	(117)	(465)	—	(69)	1,393
Intangible assets	(30,935)	1,953	4,722	(166)	—	(24,426)
Other temporary differences	2,155	(278)	629	677	—	3,183
Total	£(7,746)	£532	£10,619	£511	£(69)	£3,847

Deferred tax 2024 (Restated)(1)	At 1 July 2023 £’000	Exchange Adjustments £’000	Credit / (Charge) to Profit and Loss £’000	Acquisition £’000	Charge to Equity £’000	At 30 June 2024 £’000 (Restated)(1)
Accelerated capital allowances	£(31)	£—	£(188)	£—	£—	£(219)
Tax losses	12,511	(2)	(112)	6,812	—	19,209
Share-based compensation	3,963	(24)	(1,527)	—	(368)	2,044
Intangible assets	(9,412)	(72)	561	(22,012)	—	(30,935)
Other temporary differences	(539)	(176)	(391)	3,261	—	2,155
Total	£6,492	£(274)	£(1,657)	£(11,939)	£(368)	£(7,746)
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for GalaxE (refer to note 3C for details).
Deferred tax assets are recognised to the extent it is probable that taxable profits will be generated against which those assets can be utilised. At 30 June 2025 a Deferred Tax Asset of £11.5 million (2024: £9.2 million and 2023: £9.7 million) has been recognised in respect of UK losses and other temporary differences. Recognition is supported by tax forecasts evidencing that sufficient future taxable profits are expected to be available to utilise these assets. The forecasts are based on financial data from the value-in-use calculations prepared for goodwill impairment testing (see Note 14 for key assumptions), anticipated amendments to the Group's transfer pricing policies based on the most recent benchmarking study, and a risk weighting reflecting the historical performance of the Group compared to forecast. Tax forecasts based on the base line assumptions used in the Goodwill impairment assessment (detailed in Note 14) supports full recognition of the deferred tax asset. Tax forecasts based on the sensitivity assumptions used in the Goodwill impairment assessment (detailed in Note 14) indicates that up to £3.5 million of the deferred tax asset could be irrecoverable. The recoverability of deferred tax assets is also sensitive to intra-group pricing. A 10-20% decrease to the UK profit allocation in the taxable profit forecasts using the sensitivity assumptions indicates that a further £1.7m-£3.5m of the deferred tax asset could be irrecoverable. No deferred tax asset has been recognised in respect of £5.2 million (2024: nil and 2023: nil) of US tax losses for which there is no expiry date.
After offsetting deferred tax assets and liabilities where appropriate within territories, the net deferred tax comprises:

	2025 £'000	2024 £’000 (Restated) (1)
Deferred tax assets	19,030	18,323
Deferred tax liabilities	(15,183)	(26,069)
Net deferred tax	3,847	(7,746)